Exhibit 10.17c

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT, dated June 25, 2015 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”), by and among the parties hereto: (1) the Note Purchase Agreement, dated January 9, 2015 (the “Note Purchase Agreement”), by and among FTE Solar I LLC, as issuer (the “Issuer”), SolarCity Finance Company, LLC, as originator (in such capacity, the “Originator”) and as servicer (in such capacity, the “Servicer”), SolarCity Corporation, as parent (“SolarCity”) and as manager (in such capacity, the “Manager”), the Purchasers (as defined in the Transaction Documents) and Funding Agents (as defined in the Transaction Documents) from time to time party thereto and Credit Suisse AG, New York Branch, as administrative agent (in such capacity, the “Administrative Agent”); (2) the Indenture, dated as of January 9, 2015 (the “Indenture”), by and among the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”); (3) the Sale and Contribution Agreement, dated as of January 9, 2015, by and between the Originator and the Issuer; (4) the Management Agreement, dated as of January 9, 2015 (the “Management Agreement”), by and among the Issuer, the Manager and the Administrative Agent; (5) the Servicing Agreement, dated as of January 9, 2015 (the “Servicing Agreement”), by and among the Issuer, the Servicer and the Administrative Agent; (6) the Manager/Servicer Transition Agreement, dated as of January 9, 2015 (the “Manager/Servicer Transition Agreement”), by and among the Issuer, the Manager, the Servicer, the Indenture Trustee, the Administrative Agent and U.S. Bank National Association, as transition service provider (in such capacity, the “Transition Service Provider” and together with the Issuer, the Originator, the Servicer, SolarCity, the Manager, the Purchasers, the Funding Agents, the Administrative Agent, the Indenture Trustee, the “Transaction Parties”); (7) the Parent Guaranty, dated as of January 9, 2015 (the “Guaranty”), made by SolarCity in favor of the Issuer, the Indenture Trustee and the Administrative Agent; and (8) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

RECITALS

WHEREAS, the Transaction Parties desire to amend the Standard Definitions attached or incorporated into each of the Transaction Documents (the “Standard Definitions”) in the manner set forth herein.

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WHEREAS, the Transaction Parties desire to amend the Sale and Contribution Agreement and the Servicing Agreement in the manner set forth herein.

WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01.Amendment to the Standard Definitions

The following definitions shall replace the corresponding definitions in the Standard Definitions:

““Custodial Agreement” means that certain Custodial Agreement, dated as of June 25, 2015, by and among the Custodian, the Indenture Trustee, the Administrative Agent and the Issuer.”

““Custodian” means Deutsche Bank National Trust Company, in its capacity as Custodian under the Custodial Agreement.”

The following definitions shall be added to the Standard Definitions:

““Electronic Contract Policy” means that certain Electronic Contract Policy attached as Exhibit C to the Sale and Contribution Agreement.”

““Electronic Obligor Note” has the meaning set forth in the Electronic Contract Policy.”

““WatchDox” means WatchDox, Inc.”

““WatchDox Agreement” means that certain Electronic Collateral Platform Provider Agreement, dated as of June 25, 2015, by and among the Issuer, the Servicer, the Indenture Trustee, the Administrative Agent and WatchDox.”

The definition of “Transaction Document” is hereby amended by adding “the WatchDox Agreement,” after “the Fee Letters,” on the fourth line of the definition thereof.

Section 1.02.Amendment of the Sale and Contribution Agreement

Section 8 shall be amended by adding the following at the end thereof:

“(p)The Originator will not amend the Electronic Contract Policy without the prior written consent of the Administrative Agent.”

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Schedule I of the Sale and Contribution Agreement shall be amended by adding the following to the end thereof:

“32. Electronic Obligor Note.The Electronic Obligor Note evidencing the Solar Loan, if applicable, was created, stored and transferred in accordance with the Electronic Contract Policy.  When such Electronic Obligor Note is transferred to WatchDox in accordance with the Electronic Contract Policy, all copies of such Electronic Obligor Note (other than copies that are marked as “COPY” in accordance with the Electronic Contract Policy) shall be deleted from all of the Originator’s servers and other information systems.  Such Electronic Obligor Note constitutes “electronic chattel paper” within the meaning of the applicable UCC and there is only one authoritative copy thereof (as such term is used in Section 9-105 of the applicable UCC).  Such authoritative copy of the Electronic Obligor Note has been communicated to WatchDox in accordance with the Electronic Contract Policy and the Custodial Agreement in a manner to provide the Custodian with “control” (within the meaning of Section 9-105 of the applicable UCC) and the Indenture Trustee, on behalf of the Noteholders, with a first priority perfected security interest in such Electronic Obligor Note.  The standards set forth in the SOC Report (as defined in the WatchDox Agreement) for the hardware, software, security, policies and procedures utilized in its storage of the Electronic Obligor Note are consistent with or exceed the standards utilized by the Originator, its affiliates and prudent lenders of consumer loans in respect of electronic storage of customer agreements, electronic chattel paper, private customer information and other confidential corporate data.  WatchDox has been notified that the Electronic Obligor Note has been pledged as collateral and that only the Custodian may have access to or the ability to transfer such Electronic Obligor Note.”

The Sale and Contribution Agreement shall be amended by adding the Electronic Contract Policy, attached hereto as Annex A to the Sale and Contribution Agreement as Exhibit C thereto.

Section 1.03.Amendments to the Servicing Agreement

Exhibit A of the Servicing Agreement shall be amended by replacing paragraph 4. with the following:

“4.Electronic Collateral Platform Provider.The Servicer shall pay, on behalf of the Issuer, all fees and expenses due and payable to WatchDox pursuant to the WatchDox Agreement and/or to any other third party service provider engaged to store electronic contracts on behalf of the Issuer (a “Platform Provider”).  If a Platform Provider (i) violates any agreement entered into with the Servicer and/or Issuer or changes its procedures in a manner which could have a material adverse effect on the Indenture Trustee’s interests in the Trust Estate, (ii) consents to the appointment of a conservator or receiver or liquidator in any insolvency, marshaling of assets and liabilities or similar proceedings or relating to such Platform Provider or relating to all or substantially all of the property of such Platform Provider, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment

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of a conservator or receiver or liquidator in any insolvency, marshaling of assets and liabilities or similar proceedings shall have been entered against such Platform Provider or (iii) admits in writing its inability to pay all or substantially all of its debts generally as they become due, file (or have filed against it) a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute or make an assignment of all or substantially all of its property for the benefit of its creditors, then in each case, Servicer shall terminate the current agreement with the Platform Provider and replace the same with a different Platform Provider and an agreement both acceptable to the Administrative Agent.  On an annual basis, the Servicer shall request the SOC Report (as defined in the WatchDox Agreement) from WatchDox and shall promptly deliver the same to the Agent upon receipt from WatchDox.”

Section 11.2 of the Servicing Agreement shall be amended by adding the following at the end thereof:

“(n)The Servicer shall not amend, terminate or rescind the Platform Agreement (as defined in the WatchDox Agreement) without the prior written consent of the Administrative Agent; provided, however, that fee modifications and mutually agreed term extensions permitted under the Platform Agreement shall not require the consent of the Administrative Agent.”

Section 2.01.Representations and Warranties

SolarCity, the Originator, the Manager, the Servicer and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of SolarCity, the Originator, the Manager, the Servicer and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound, and (d) for purposes of determining withholding taxes imposed under the Sections 1471 through 1474 of the US Internal Revenue Code (“FATCA”), the Transaction Parties shall treat this Amendment as a modification that is not a “material modification” under Treasury Regulation section 1.1471-2(b)(2)(iv).  The Issuer agrees to provide to the Indenture Trustee prompt written notice of any material modification of the Notes (for FATCA purposes) of which it becomes aware. The Indenture Trustee shall assume that no material modification for

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FATCA purposes has occurred regarding the Notes, unless the Indenture Trustee receives written notice of such modification from the Issuer.

Section 2.02.References in all Transaction Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

Section 2.03.Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 2.04.Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.05.Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 2.06.Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 2.07.Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

Section 2.08No Bankruptcy Petition.

(a)Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of any Conduit, it will not institute against, or join any

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other Person in instituting against any Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.  The provisions of this Section 2.08(a) shall survive the termination of this Amendment.

(b)Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.  The provisions of this Section 2.08(b) shall survive the termination of this Amendment.

Section 2.09WatchDox Agreement.

The Issuer hereby authorizes and directs the Indenture Trustee to enter into the WatchDox Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

FTE SOLAR I LLC, as Issuer By: /s/ Lyndon Rive Name: Lyndon Rive Title: President

SOLARCITY CORPORATION, as Parent By: /s/ Lyndon Rive Name: Lyndon Rive Title: Chief Executive Officer

SOLARCITY FINANCE COMPANY, LLC, as Servicer
By: /s/ Seth Weissman Name: Seth Weissman Title: President

SOLARCITY FINANCE COMPANY, LLC, as Originator By: /s/ Seth Weissman Name: Seth Weissman Title: President

SOLARCITY CORPORATION, as Manager By: /s/ Lyndon Rive Name: Lyndon Rive Title: Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee By: /s/ Michelle Moeller Name: Michelle Moeller Title: Vice President

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U.S. BANK NATIONAL ASSOCIATION, as Transition Service Provider By: /s/ Deborah J. Franco Name: Deborah J. Franco Title: Vice President

CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent By: /s/ Jason D. Muncy Name: Jason D. Muncy Title: Director By: /s/ Erin McCutcheon Name: Erin McCutcheon Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Alternate Purchaser

By: /s/ Jason D. Muncy
Name: Jason D. Muncy
Title: Authorized Signatory

By: /s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Authorized Signatory

CREDIT SUISSE AG, NEW YORK BRANCH, as Funding Agent By: /s/ Jason D. Muncy Name: Jason D. Muncy Title: Director By: /s/ Erin McCutcheon Name: Erin McCutcheon Title: Vice President

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GIFS CAPITAL COMPANY, LLC as a Conduit By: /s/ Thomas J. Irvin Name: Thomas J. Irvin Title: Manager

CREDIT SUISSE SECURITIZED PRODUCTS MASTER FUND, LTD.,

as a Non-Conduit Committed Purchaser

By: Credit Suisse Asset Management, LLC, in its capacity as investment manager

By: /s/ Mark Barres
Name: Mark Barres
Title: Authorized Signatory

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Annex A

Electronic Contract Policy

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FINAL

ELECTRONIC CONTRACT POLICY

Table of Contents

I.	Overview
II.	Form of All Solar Loan Contracts
III.	Creation of the Electronic Solar Loan Contracts
IV.	“Papering In” - Creation of the Papered-In Solar Loan Contracts
V.	Creation of the “Authoritative Copy” and Electronic Obligor Notes
VI.	Storage of Solar Loan Contracts
VII.	Sale to Issuer and Pledge to the Indenture Trustee
VIII.	Audit Trail and Security
IX.	Overview of File Storage and Permissions
X.	Procedures for Non-Chatteled Obligor Notes

Annex IDiagram of Electronic Custodian File Procedures

Annex IISOX/Audit Controls Narrative

A-1

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ELECTRONIC CONTRACT POLICY

I.	Overview

SolarCity Finance Company, LLC (the "Originator") intends to originate solar loans ("Solar Loans") in electronic format in a manner such that (i) the note and security agreements ("Obligor Notes") constitute "electronic chattel paper" within the meaning of the UCC and (ii) when communicated to a secured party or its designated custodian, shall provide (A) such secured party or its designated custodian with "control" (within the meaning of Section 9-105 of the UCC) and (B) such secured party with a first perfected security interest in the Obligor Notes.  The policies outlined herein (this “Electronic Contract Policy”) shall apply to any Solar Loans originated by the Originator that may, from time to time, be sold to FTE Solar I, LLC (the "Issuer") and in which a security interest may be granted to U.S. Bank National Association, as indenture trustee (in such capacity, the "Indenture Trustee") for the benefit of the holders of the Issuer's Solar Loan Backed Variable Funding Notes.  Capitalized terms used herein but not defined shall have the meanings set forth in that certain Note Purchase Agreement, dated January 9, 2015, by and among the Issuer, the Originator, SolarCity Corporation, the purchasers from time to time parties thereto, the Funding Agents and Credit Suisse AG , New York Branch, as administrative agent (the "Administrative Agent").

Each Solar Loan will be evidenced by various documents (collectively, a "Custodian File").  The following items in a Custodian File shall be referred to herein as the “Solar Loan Contracts”: (i) the Obligor Note, (ii) the Customer System Sale Agreement, (iii) the associated Truth in Lending Disclosure, (iv) the Customer Warranty Agreement and (v) any amendments or cancellations of any of the foregoing.

Solar Loan Contracts that were processed electronically in accordance with the provisions of Section III below shall be referred to herein as “Electronic Solar Loan Contracts”.  Solar Loan Contracts that were created in paper format and were subsequently converted into an electronic format in accordance with the provisions of Section IV below are referred to herein as “Papered-In Solar Loan Contracts”.

Obligor Notes created electronically in accordance with the provisions of Section V below shall be referred to herein as “Electronic Obligor Notes”.  Only Electronic Obligor Notes will be treated as “electronic chattel paper”, as such term is defined under Article 9 of the UCC.

This Electronic Contract Policy is intended to satisfy the requirements of Section 9-105 of the UCC which reads as follows:

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ELECTRONIC CONTRACT POLICY

§ 9-105. CONTROL OF ELECTRONIC CHATTEL PAPER (see http://www.law.cornell.edu/ucc/9/9-105).

(a) [General rule: control of electronic chattel paper.] A secured party has control of electronic chattel paper if a system employed for evidencing the transfer of interests in the chattel paper reliably establishes the secured party as the person to which the chattel paper was assigned.

(b) [Specific facts giving control.] A system satisfies subsection (a) if the record or records comprising the chattel paper are created, stored, and assigned in such a manner that:

(1) a single authoritative copy of the record or records exists which is unique, identifiable and, except as otherwise provided in paragraphs (4), (5), and (6), unalterable;

(2) the authoritative copy identifies the secured party as the assignee of the record or records;

(3) the authoritative copy is communicated to and maintained by the secured party or its designated custodian;

(4) copies or amendments that add or change an identified assignee of the authoritative copy can be made only with the consent of the secured party;

(5) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy; and

(6) any amendment of the authoritative copy is readily identifiable as authorized or unauthorized.

Under UCC Sections 9-105 and 9-330(b), to provide the Indenture Trustee and Administrative Agent with positive assurance of a first priority perfected security interest in the Electronic Obligor Notes, the Issuer must give “control” (within the meaning of 9-105 of the UCC) to the Custodian, on behalf of the Indenture Trustee, by complying with Section 9-105 of the UCC.

This involves two principal elements:

1.	the creation of a “single authoritative copy” of the chattel paper; and
2.	providing the secured party with “control” of the “single authoritative copy”.
a.	The existence of a single authoritative copy.
(1)	Compliance with UCC Section 9-105(b)(1). As described in further detail in Sections II and V below:
•

Originator creates a unique authoritative copy by electronically embedding each Contract Original with a unique GUID (as defined in Section V.a.2.i below) which statistically makes that version unique as no other Electronic Obligor Note will have the same GUID.

•	The Contract Original is identifiable as the authoritative copy because:
o	only one electronic copy of each Electronic Obligor Note will be watermarked as the “original” for purposes of Article 9 of the UCC;
o	it is the only electronic copy with a GUID incorporated in the Electronic Obligor Note;
o

there will be an automatic, unalterable data entry added to the Original Database (defined in Section VII.a below)  that records the creation of the Contract Original, including linking the Contract ID to the applicable GUID incorporated into the Electronic Obligor Note; and

o	the Contract Original will be watermarked with:
▪	the GUID; and
▪	a notation below the GUID stating “This Note and Security Agreement is the original for purposes of Article 9 of the Uniform Commercial Code.”
o

any electronic back-up copies of the Contract Original will either be electronically marked or otherwise held so that at all times such back-up copies will be distinguishable from the Contract Original.

(2)

Compliance with UCC Section 9-105(b)(5).  Any Contract Copy (as defined in Section V.a.1 below) of the Electronic Obligor Note will be readily identifiable as a copy, and not the Contract Original, because:

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ELECTRONIC CONTRACT POLICY

•	each Electronic Obligor Note bears an unalterable legend informing that such document is a copy unless such document is expressly marked as the “Original”;
•	each Contract Copy is unalterably, electronically watermarked “Copy” on each page thereof and such watermark may not be removed;
•

any electronic back-up copies of the Contract Original will either be electronically marked or otherwise held so that at all times such back-up copies will be distinguishable from the Contract Original.

(3)

Compliance with UCC Section 9-105(b)(6).  Any amendment to an Electronic Obligor Note will be easily identified as authorized because such amendment will be subjected to the same Electronic Custodian File Procedures applied to the Electronic Obligor Note.

b)	“Control” by Indenture Trustee or Custodian
(1)	Compliance with UCC Section 9-105(b)(1). The Contract Original will be unalterable by the Originator and Issuer because:
•	once created, the Contract Original will initially be stored in Originator’s secure site (Dark Matter) where no Originator employee will have access, including read access, to the file; and
•	it will be encrypted with a Hash Value (as defined in Section V.a.2.ii below) that makes it possible, through encryption procedures, to verify that the data is the same and has not been altered.
(2)

Compliance with UCC Section 9-105(b)(2).  The Contract Original will expressly identify Custodian (for the benefit of the Indenture Trustee) as the holder of the Contract Original following the pledge of such Contract Original to the Indenture Trustee in connection with a financing draw.  This is accomplished through electronic identification of each of the Custodian and Indenture Trustee in the Original Database entry associated with the Contract Original.

(3)

Compliance with UCC Section 9-105(b)(3). The Originator will initially hold the Contract Original in its secure Dark Matter site.  The Contract Original will be communicated to the Custodian immediately following the transfer of the related Electronic Obligor Note to the Issuer and upon the pledge of such Electronic Obligor Note to the Indenture Trustee by transferring the Contract Original to the related Issuer File Folder held on the Secure ECP Site (each term as defined in Section VII.a.3 below).  At such time, the Custodian, on behalf of the Indenture Trustee, will have sole access and permissions with respect to such Contract Original.

II.	Form of all Solar Loan Contracts

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III.	Creation of the Electronic Solar Loan Contracts

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IV.	“Papering In” – Creation of the Papered-In Solar Loan Contracts

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V.	Creation of the “Authoritative Copy” and Electronic Obligor Notes

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ELECTRONIC CONTRACT POLICY

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VI.	Storage of Solar Loan Contracts

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VII.	Sale to the Issuer and Grant of Security Interest to the Indenture Trustee

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VIII.	Audit Trail, Security and Back up Files.

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IX.	Overview of File Storage and Permissions

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X.	Procedures for Non-Chatteled Obligor Notes

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ELECTRONIC CONTRACT POLICY

Annex I[***]

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ELECTRONIC CONTRACT POLICY

Annex II

Committee Sox Controls Narrative

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ELECTRONIC CONTRACT POLICY

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